UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

32 Financial Statements

37 Financial Highlights

42 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Tax Information

52 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Summary of Administrative Fee Evaluation by Independent Fee Consultant

58 Board Members and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local taxes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 0.93%, 1.72%, 1.69% and 0.62% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.06%	4.31%	3.81%	4.06%
Class B	4.22%	3.49%	3.02%	3.25%
Class C	4.27%	3.52%	3.04%	3.27%
Barclays Capital 7-Year Municipal Bond Index+	6.70%	5.73%	4.79%	5.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/09
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	Life of Class*
Institutional Class	5.27%	4.58%	3.70%
Barclays Capital 7-Year Municipal Bond Index+	6.70%	5.73%	4.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 11.15	$ 11.16	$ 11.15	$ 11.15
5/31/08	$ 11.06	$ 11.07	$ 11.06	$ 11.07
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .42	$ .33	$ .34	$ .45
Capital Gain Distributions	$ .031	$ .031	$ .031	$ .031
May Income Dividend	$ .0349	$ .0286	$ .0277	$ .0373
SEC 30-day Yield‡‡ as of 5/31/09	2.65%	2.06%	1.94%	2.98%
Tax Equivalent Yield‡‡ as of 5/31/09	4.08%	3.17%	2.98%	4.58%
Current Annualized Distribution Rate‡‡ as of 5/31/09	3.69%	3.02%	2.93%	3.94%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	21	of	160	14
3-Year	30	of	147	19
5-Year	29	of	131	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,217	$11,037	$11,721	$14,476
Average annual total return	2.17%	3.34%	3.23%	3.77%
Class B	Growth of $10,000	$10,122	$10,885	$11,505	$13,768
Average annual total return	1.22%	2.87%	2.84%	3.25%
Class C	Growth of $10,000	$10,427	$11,095	$11,616	$13,790
Average annual total return	4.27%	3.52%	3.04%	3.27%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $10,000	$10,670	$11,818	$12,638	$16,516
Average annual total return	6.70%	5.73%	4.79%	5.15%

The growth of $10,000 is cumulative.

+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Institutional Class [] Barclays Capital 7-Year Municipal Bond Index+

Comparative Results as of 5/31/09
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,052,700	$1,143,900	$1,175,400
Average annual total return	5.27%	4.58%	3.70%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $1,000,000	$1,067,000	$1,181,800	$1,208,300
Average annual total return	6.70%	5.73%	4.38%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 5/31/09
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.16%	4.52%	4.04%	4.34%
Barclays Capital 7-Year Municipal Bond Index+	6.70%	5.73%	4.79%	5.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 11.15
5/31/08	$ 11.07
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .44
Capital Gain Distributions	$ .031
May Income Dividend	$ .0365
SEC 30-day Yield‡‡ as of 5/31/09	2.90%
Tax Equivalent Yield‡‡ as of 5/31/09	4.46%
Current Annualized Distribution Rate‡‡ as of 5/31/09	3.85%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	160	12
3-Year	21	of	147	15
5-Year	11	of	131	9
10-Year	18	of	76	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/09
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,516	$11,418	$12,188	$15,295
Average annual total return	5.16%	4.52%	4.04%	4.34%
Barclays Capital 7-Year Municipal Bond Index+	Growth of $10,000	$10,670	$11,818	$12,638	$16,516
Average annual total return	6.70%	5.73%	4.79%	5.15%

The growth of $10,000 is cumulative.

+ The Barclays Capital 7-Year Municipal Bond Index (name changed from Lehman Brothers 7-year Municipal Bond Index, effective November 3, 2008) is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,070.00	$ 1,065.50	$ 1,066.00	$ 1,070.30	$ 1,070.40
Expenses Paid per $1,000**	$ 4.18	$ 8.19	$ 8.09	$ 3.25	$ 2.68
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,020.89	$ 1,017.00	$ 1,017.10	$ 1,021.79	$ 1,022.34
Expenses Paid per $1,000**	$ 4.08	$ 8.00	$ 7.90	$ 3.18	$ 2.62
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.81%	1.59%	1.57%	.63%	.52%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,070.00	$ 1,065.50	$ 1,066.00	$ 1,070.30	$ 1,070.40
Expenses Paid per $1,000**	$ 4.03	$ 8.03	$ 7.93	$ 3.10	$ 2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,021.04	$ 1,017.15	$ 1,017.25	$ 1,021.94	$ 1,022.49
Expenses Paid per $1,000**	$ 3.93	$ 7.85	$ 7.75	$ 3.02	$ 2.47
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.56%	1.54%	.60%	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Co-Lead Portfolio Manager

Ashton P. Goodfield, CFA

Co-Lead Portfolio Manager

Shelly Deitert

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Intermediate Tax/AMT Free Fund posted a return of 5.06% over the 12 months ended May 31, 2009 (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The Barclays Capital 7-year Municipal Bond Index returned 6.70%.1 The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.57% for the same period.2 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 5.36% for the same period.3 The fund outperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 2.95%.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

Over the first part of the period, the primary factor in financial market returns was the ongoing credit market distress. The crisis reached new levels beginning in September of 2008 as several leading financial institutions failed, were bailed out or were forced into mergers on fire-sale terms. The net result was an evaporation of liquidity as the credit markets seized in September. In this environment, investors fled to Treasuries and most other asset classes, including municipals, suffered. Underwriters of some municipal tender option bonds discontinued or greatly reduced their programs, forcing market participants to unwind positions into an illiquid market.5 This put further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

Market conditions began to stabilize in December and investor risk tolerance returned as 2009 progressed, helping credit-oriented sectors. Municipals benefited especially strongly from these improved conditions, returning 9.00% over the six months ended May 31, 2009 as measured by the Barclays Capital Municipal Bond Index. Municipal demand was aided by several factors. First, municipals were viewed as relatively safe compared to other non-Treasury asset classes, and so were a natural to lead any rebound. In addition, with the federal budget deficit climbing as the government sought to stimulate the economy and bail out the financial sector, investors are anticipating income tax increases going forward to fund these efforts. Finally, municipals had become an extraordinary value relative to US Treasuries, as reflected in yields that were well above Treasury yields even before taking into account the tax advantage of municipals.

Late in the period, supply shrunk as municipal issuers took advantage of the American Recovery and Reinvestment Act of 2009 to issue taxable bonds with higher interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing issues. A significant source of support for municipals over the 12 months was from retail investors attracted by favorable yields. Mutual fund flows were largely positive as well, with the principal exception being during the aftermath of September's credit market dislocation.

At the start of the period, the US Federal Reserve Board's (the Fed's) benchmark federal funds rate (the interest rate set by the Fed at which banks lend money to each other, usually on an overnight basis) was at 2.00%. The Fed lowered short-term rates three times during the period, with the last move being to an unprecedented target range of 0% to 0.25%. Municipal yields declined significantly on the short-to-intermediate part of the curve, while remaining relatively stable on maturities over 20 years. Since a bond's yield moves in the opposite direction of its price, this meant that performance of intermediate-term municipal bonds was generally better than among longer issues.

The municipal bond yield curve steepened during the 12 months.6 The two-year bond yield decreased 134 basis points from 2.28% to 0.94%, while the 30-year yield rose two basis points from 4.53% to 4.55%, resulting in a total steepening of 136 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/08 and 5/31/09)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

While credit market spreads (excess yield various bond sectors offer over Treasuries with similar maturities) began to revert to more normal levels toward the end of the period, municipal credit spreads still ended the 12 months meaningfully higher. In addition to the credit market distress that peaked in September of 2008, spread widening was driven by downgrades to the leading monoline insurers, insurance companies that provide guarantees to bond issuers, whose guarantees have traditionally applied to nearly half of municipal issues. Most insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.7 Finally, the finances of states and localities have come under pressure with the national economic downturn, leading to wider credit spreads as market participants draw greater distinctions among municipal issues. California was the leading example, as its well-publicized problems have led to downgrades by all three of the major rating agencies. Illinois and Nevada also were subjected to downgrades during the period.

Positive Contributors to Fund Performance

Our quality profile was relatively high during the aftermath of the September crisis, helping to limit the impact of spread widening. In particular, our significant holdings of prerefunded bonds which have their principal cash amount already held in escrow until the maturity date, helped, as investors prized their top-notch quality during the liquidity crunch.

The fund had significant exposure to bonds in the four-to-eight-year maturity range, which benefited strongly as the yield curve steepened.

Negative Contributors to Fund Performance

While our quality profile was generally high, we did have modest exposure to lower-rated tobacco and prepaid utility contract bonds, which suffered from the credit spread widening during the period.

Outlook and Positioning

Municipal yields have returned to more normal historical levels versus US Treasury bonds. To illustrate, at the end of May, the 10-year municipal bond was yielding approximately 86% of the comparable-maturity Treasury bond, versus about 90% 12 months earlier. During the 12 months covered by this report, as municipal and Treasury market performance diverged, this ratio reached a high of 186%, and that was before taking into account the tax advantage of municipals.

Given a steep yield curve and attractive credit spreads, we have recently focused purchases on bonds rated AA or A with remaining maturities in the 15-20-year range.

A bright note for credit quality was passage of the federal stimulus package (the American Recovery and Reinvestment Act), which will pump nearly $800 billion into local economies. About $500 billion of this amount provides direct relief to state budgets over a two-year period and gives states some breathing room in crafting balanced budgets. Still, given the sharp downturn in the national economy, state and local governments continue to be challenged to cut spending fast enough to keep pace with falling tax receipts. In addition, the greatly decreased role of insurance in the municipal market puts a further premium on the expertise we bring to researching municipal sectors and individual issues. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclay's Capital 7-year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 4-6 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.
2 The Barclays Capital Municipal Bond Index is an unmanaged broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the 1-, 5- and 10-year periods, this category's average return was 2.95% (160 funds), 3.28% (131 funds) and 3.95% (76 funds), respectively, as of 5/31/09. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
5 Tender option bond programs involve the creation of a trust backed by a high-quality bond, and permit investors to achieve leveraged exposure to municipal bond returns. They are generally more attractive when the cost of short-term borrowing is low in comparison to longer-term yields.
6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
7 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	5/31/08

Revenue Bonds	60%	52%
General Obligation Bonds	23%	24%
ETM/Prerefunded	11%	18%
Lease Obligations	6%	6%
	100%	100%
Quality	5/31/09	5/31/08

AAA	17%	51%
AA	46%	27%
A	30%	15%
BBB	6%	4%
Not Rated	1%	3%
	100%	100%
Effective Maturity	5/31/09	5/31/08

Less than 1 year	12%	11%
1-4.99 years	35%	37%
5-9.99 years	45%	43%
10-14.99 years	7%	8%
15-20 years	1%	1%
	100%	100%

Weighted average effective maturity: 5.5 years and 5.5 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/09	5/31/08

Texas	21%	16%
California	14%	15%
Illinois	7%	7%
New York	7%	7%
Florida	4%	2%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.4%
Alabama 0.3%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	2,200,000	2,202,354
Arizona 3.8%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,003,630
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	105,000	109,245
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,389,040
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,264,059
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	2,827,266
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,457,700
		26,050,940
Arkansas 0.0%
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	103,832
California 13.8%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,775,400
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, Prerefunded, 5.875%, 5/1/2016	7,000,000	7,977,270
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	10,955,400
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,103,200
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,294,544
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, Prerefunded, 5.25%, 12/1/2016 (b)	45,000	51,559
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, Prerefunded, 5.25%, 12/1/2016 (b)	45,000	51,559
Series Y, 5.25%, 12/1/2016 (b)	2,955,000	3,239,153
California, State General Obligation, Various Purposes:
5.75%, 4/1/2027	5,000,000	5,185,900
6.0%, 4/1/2018	1,700,000	1,908,267
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,057,080
California, Statewide Communities Development Authority Revenue, Retirement Housing Foundation, 0.12%*, 9/1/2030, KBC Bank NV (a)	3,000,000	3,000,000
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	60,000	64,096
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 0.15%*, 12/1/2032	2,800,000	2,800,000
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,913,326
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,378,973
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,457,000
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023 (b)	7,000,000	7,320,740
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,032,520
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	724,614
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,486,987
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	34,484
		95,760,513
Colorado 2.8%
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021 (b)	7,000,000	7,630,700
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	30,000	30,176
Colorado, E-470 Public Highway Authority Revenue, Series C2, 5.0%, 9/1/2039 (b)	8,000,000	8,009,440
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, 9/1/2036	2,680,000	2,708,622
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	30,000	30,237
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,059
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	30,000	31,211
Series B-3, 6.55%, 5/1/2025	27,000	28,045
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,121,640
		19,660,130
Connecticut 0.5%
Connecticut, State General Obligation, Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,644,771
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,213,232
Florida 3.8%
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	2,860,235
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021 (b)	4,260,000	5,020,708
Miami-Dade County, FL, Aviation Revenue, Series A, 5.75%, 10/1/2026	8,000,000	8,263,760
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (b)	3,000,000	3,099,720
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	160,000	164,408
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,336,680
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,566,550
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	185,026
		26,497,087
Georgia 3.7%
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,102,390
Forsyth County, GA, School District General Obligation, Prerefunded, 6.0%, 2/1/2014	1,000,000	1,056,040
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,386,890
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,527,424
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,755,150
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,770,763
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	2,767,725
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
ETM, 6.2%, 10/1/2009	255,000	259,988
Prerefunded, 6.5%, 10/1/2013	800,000	832,040
		25,458,410
Hawaii 1.4%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2021	9,000,000	9,959,040
Illinois 7.1%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	20,000	20,574
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	1,168,574
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	10,202,426
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,756,700
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	505,000	544,218
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	62,470
5.15%, 1/1/2014	65,000	62,010
5.25%, 1/1/2010	55,000	55,072
5.25%, 1/1/2016	150,000	138,444
5.375%, 1/1/2011	60,000	59,844
5.5%, 1/1/2012	35,000	34,761
5.5%, 1/1/2019	255,000	224,122
5.75%, 1/1/2022	300,000	249,849
Illinois, Finance Authority Revenue, Carle Foundation, Series C, 0.15%*, 2/15/2033, Northern Trust Co. (a)	1,800,000	1,800,000
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018 (b)	2,000,000	2,198,300
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024 (b)	5,000,000	5,631,100
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,459,666
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,171,300
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,260,000	1,261,323
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	3,384,387
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	3,341,680
Silvas, IL, Mortgage Revenue:
Series A, Prerefunded, 4.9%, 8/1/2011	260,000	266,157
Series A, Prerefunded, 5.2%, 8/1/2017	1,285,000	1,320,607
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,382,027
Series A, 5.5%, 4/1/2016 (b)	3,580,000	4,085,532
		48,881,143
Indiana 2.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017 (b)	1,250,000	1,223,825
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	2,470,000	2,650,112
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	8,904,720
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019 (b)	2,000,000	2,016,640
		14,795,297
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,520,299
Kentucky 0.3%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019 (b)	1,000,000	1,133,330
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,030,000	1,050,796
		2,184,126
Louisiana 1.2%
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,172,280
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	55,000	55,365
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,579,000	3,830,210
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	935,000	937,496
		7,995,351
Maryland 0.9%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	270,000	275,964
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,751,850
		6,027,814
Massachusetts 0.5%
Boston, MA, Deutsches Altenheim, Inc., Series A, 5.95%, 10/1/2018	390,000	409,980
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	88,833
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	310,350
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,174,360
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,046
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	1,775,000	1,790,673
		3,784,242
Michigan 2.7%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,906,850
Detroit, MI, Core City General Obligation:
Series B, Prerefunded, 5.875%, 4/1/2013 (b)	2,410,000	2,542,815
Series B, Prerefunded, 5.875%, 4/1/2014 (b)	2,555,000	2,695,806
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	1,890,860
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,299,448
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	65,000	68,519
		18,404,298
Minnesota 0.7%
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	5,065,686
Mississippi 2.0%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	190,000	189,998
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,240,000	1,222,690
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,625,000	2,610,772
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	6,555,000	6,793,471
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,162,047
		13,978,978
Missouri 0.6%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	125,000	129,460
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,831,360
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	62,475
		4,023,295
Nebraska 0.3%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,816,680
Nevada 0.3%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	2,134,303
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	25,000	25,216
Series C-1, 5.45%, 4/1/2010	5,000	5,046
		2,164,565
New Hampshire 0.1%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	625,000	625,325
New Jersey 2.6%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,276,443
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,509,286
Series W, 5.0%, 3/1/2019	3,000,000	3,235,920
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	151,775
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,380,940
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, ETM, 6.5%, 6/15/2011 (b)	85,000	94,437
New Jersey, State Turnpike Authority Revenue, Series D, 0.07%*, 1/1/2024, Scotiabank (a)	1,200,000	1,200,000
		17,848,801
New Mexico 0.1%
New Mexico, Mortgage Finance Authority, Single Family Mortgage, Series I-B-2, 5.65%, 9/1/2039 (c)	1,000,000	1,048,430
New York 6.1%
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	320,000	323,514
6.1%, 8/1/2041 (b)	1,000,000	1,053,890
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	445,338
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,552,900
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.0%, 5/15/2010	250,000	250,852
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,146,560
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	60,000	62,260
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	10,901,500
New York, NY, General Obligation, Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,356,680
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,357,800
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, HSBC Bank PLC (a)	600,000	605,610
		42,056,904
North Carolina 0.5%
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,124,840
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,049,310
		3,174,150
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,258,438
Ohio 3.6%
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2, 5.125%, 6/1/2024	5,230,000	4,520,237
Series A-2, 5.375%, 6/1/2024	1,790,000	1,566,143
Cleveland, OH, Water Revenue, Series R, 0.15%*, 1/1/2033, BNP Paribas (a)	1,200,000	1,200,000
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services, 5.4%, 7/1/2010	750,000	742,950
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,895,000	1,952,210
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	695,000	696,036
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,237,025
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,311,293
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,673,118
Ross County, OH, Hospital Revenue, Adena Health System, 5.75%, 12/1/2022	5,750,000	5,967,350
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	10,000	10,032
Stark County, OH, Health Care Facility, Rose Land, Inc. Project: 5.3%, 7/20/2018	850,000	868,759
5.35%, 7/20/2023	940,000	952,135
		24,697,288
Oklahoma 0.2%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,503,210
Pennsylvania 3.5%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,560,102
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	230,000	233,910
Chester County, PA, Health & Education Facility, Immaculata College: 5.125%, 10/15/2009	230,000	229,685
5.3%, 10/15/2011	280,000	276,150
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,252,752
Delaware County, PA, Housing Authority, Dunwood Village Project, Prerefunded, 6.125%, 4/1/2020	100,000	104,559
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	775,872
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	30,000	32,198
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,111,080
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,089,160
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	40,000	42,518
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	804,688
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,174,529
Pennsylvania, State General Obligation, Series First, Prerefunded, 6.0%, 1/15/2013	5,500,000	5,747,775
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,650,396
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	170,000	172,220
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	610,000	635,888
Philadelphia, PA, School District General Obligation, Series C, Prerefunded, 5.875%, 3/1/2013 (b)	1,000,000	1,040,910
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	590,000	595,752
		24,530,144
Puerto Rico 1.6%
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	4,976,550
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (b)	3,000,000	2,990,460
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.0%, 7/1/2020	3,045,000	3,076,729
		11,043,739
Rhode Island 0.8%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,719,900
South Carolina 1.4%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	1,190,000	1,270,658
South Carolina, Water & Sewer Revenue, Grand Strand Water & Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	4,014,034
5.375%, 6/1/2016 (b)	3,900,000	4,225,299
		9,509,991
Tennessee 1.8%
Blount County, TN, Public Building Authority, Local Government Public Improvement, Series E-5-A, 0.34%*, 6/1/2030, Branch Banking & Trust (a)	1,000,000	1,000,000
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	55,000	56,527
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,805,344
Memphis & Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, Prerefunded, 5.5%, 11/1/2015 (b)	3,545,000	4,027,085
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,624,086
		12,513,042
Texas 19.6%
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	147,610
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014 (b)	6,500,000	7,224,620
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,668,805
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,468,961
5.0%, 2/15/2021	1,850,000	2,046,951
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,393,871
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,151,120
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, 5/15/2034 (b)	2,285,000	2,374,618
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,964,285
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,142,430
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,752,400
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	370,000	377,507
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,226,540
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, 1/1/2038	4,900,000	4,974,774
Series A, 6.0%, 1/1/2022	7,000,000	7,585,200
Series L-2, 6.0%, 1/1/2038	6,000,000	6,256,560
Northern Texas, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,756,900
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	16,865	16,929
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,662,991
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	7,532,770
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,473,130
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,121,920
Series A, 5.0%, 2/15/2020	5,385,000	5,579,722
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014 (b)	2,495,000	2,528,932
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	4,817,800
Texas, Municipal Power Agency Revenue:
ETM, Zero Coupon, 9/1/2014 (b)	40,000	35,006
Zero Coupon, 9/1/2014 (b)	1,760,000	1,441,563
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017	5,690,000	5,444,590
5.5%, 8/1/2020	3,790,000	3,585,946
Texas, State Veterans' Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,406,200
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,080,703
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,390,989
Series A, 5.75%, 7/15/2013	3,000,000	3,078,990
Series B, 5.75%, 7/15/2014	3,555,000	3,648,603
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, 5.0%, 7/15/2017	3,000,000	3,297,480
Series A, 5.0%, 7/15/2020	3,150,000	3,499,745
Series B, 5.25%, 7/15/2021	3,000,000	3,353,400
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,028,180
Series A, Prerefunded, 6.25%, 11/15/2013 (b)	5,000,000	5,180,800
		135,719,541
Utah 0.8%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	790,000	816,576
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	10,000	10,016
Utah, Transit Authority, Sales Tax Revenue, Series B, 0.3%*, 6/15/2036, Fortis Bank SA (a)	5,000,000	5,000,000
		5,826,592
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	1,998,900
Virginia 0.3%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	620,000	622,784
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,185,000	1,321,559
		1,944,343
Washington 0.9%
Seattle, WA, Water System Revenue, 5.0%, 2/1/2020	3,870,000	4,332,426
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,134,370
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, Prerefunded, 5.85%, 7/1/2012 (b)	515,000	535,132
		6,001,928
West Virginia 0.5%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,293,123
Wisconsin 2.7%
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank NA (a)	185,000	185,947
6.0%, 2/1/2017, US Bank NA (a)	405,000	406,353
Wisconsin, State General Obligation:
Series C, Prerefunded, 5.25%, 5/1/2016 (b)	7,705,000	8,501,158
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,362,000
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	5,523,050
		18,978,508
Total Municipal Bonds and Notes (Cost $649,083,490)		674,484,380

Municipal Inverse Floating Rate Notes (d) 4.0%
Indiana 1.6%
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022 (e)	10,000,000	11,532,150
Trust: Indiana, State Transportation, Series 1157, 144A, 19.9%, 12/1/2022, Leverage Factor at purchase date: 4 to 1
New York 0.8%
New York, State Dormitory Authority Personal Income Tax Revenues, Series A, 5.0%,3/15/2019 (e)	5,000,000	5,560,125
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-1, 144A, 18.26%, 3/15/2019, Leverage Factor at purchase date: 4 to 1
Texas 1.6%
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022 (e)	10,000,000	10,923,400
Trust: Texas, State Transportation Commission Revenue, Series 2214, 144A, 18.05%, 4/1/2022, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $27,853,326)		28,015,675
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $676,936,816)+	101.4	702,500,055
Other Assets and Liabilities, Net	(1.4)	(9,834,377)
Net Assets	100.0	692,665,678
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2009.
+ The cost for federal income tax purposes was $676,758,789. At May 31, 2009, net unrealized appreciation for all securities based on tax cost was $25,741,266. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,886,710 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,145,444.
(a) Security incorporates a letter of credit from the bank listed.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	8.3
Financial Guaranty Insurance Co.	9.8
Financial Security Assurance, Inc.	11.2
National Public Finance Guarantee Corp.	13.5
Radian	0.5
(c) When-issued security.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	702,500,055
Level 3	—
Total	$ 702,500,055

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009
Assets
Investments in securities, at value (cost $676,936,816)	$ 702,500,055
Receivable for investments sold	550,000
Receivable for Fund shares sold	1,630,237
Interest receivable	9,925,717
Other assets	90,888
Total assets	714,696,897
Liabilities
Cash overdraft	379,972
Payable for investments purchased — when issued security	1,051,800
Payable for Fund shares redeemed	888,603
Payable for floating rate notes issued	18,750,000
Distributions payable	432,955
Accrued management fee	189,431
Other accrued expenses and payables	338,458
Total liabilities	22,031,219
Net assets, at value	$ 692,665,678
Net Assets Consist of
Undistributed net investment income	1,071,094
Net unrealized appreciation (depreciation) on investments	25,563,239
Accumulated net realized gain (loss)	(870,398)
Paid-in capital	666,901,743
Net assets, at value	$ 692,665,678

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($152,364,603 ÷ 13,665,131 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.15
Maximum offering price per share (100 ÷ 97.25 of $11.15)	$ 11.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,338,623 ÷ 209,560 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.16

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,171,185 ÷ 1,989,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.15
Class S Net Asset Value, offering and redemption price(a) per share ($396,728,118 ÷ 35,571,651 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.15

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($119,063,149 ÷ 10,673,600 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.15
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2009
Investment Income
Income: Interest	$ 31,032,418
Expenses: Management fee	2,086,728
Administration fee	662,453
Services to shareholders	551,220
Custodian fee	25,013
Distribution and service fees	468,753
Professional fees	132,588
Trustees' fees and expenses	17,065
Reports to shareholders	69,059
Registration fees	99,744
Interest expense and fees on floating rate notes issued	417,615
Other	68,767
Total expenses before expense reductions	4,599,005
Expense reductions	(2,170)
Total expenses after expense reductions	4,596,835
Net investment income	26,435,583
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	24,893
Change in net unrealized appreciation (depreciation) on investments	6,066,898
Net gain (loss)	6,091,791
Net increase (decrease) in net assets resulting from operations	$ 32,527,374

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 32,527,374
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities: Purchases of long-term investments	(429,901,814)
Net amortization/accretion of premium (discount)	1,908,265
Proceeds from sales and maturities of long-term investments	414,802,758
(Increase) decrease in interest receivable	(807,317)
(Increase) decrease in other assets	(37,203)
(Increase) decrease in receivable for investments sold	1,545,000
Increase (decrease) in payable for investments purchased	(6,348,390)
Increase (decrease) in accrued expenses and payables	(111,125)
Change in net unrealized (appreciation) depreciation on investments	(6,066,898)
Net realized (gain) loss from investments	(24,893)
Cash provided (used) by operating activities	7,485,757
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	(657,867)
Proceeds from shares sold	281,737,113
Cost of shares redeemed	(272,926,937)
Distributions paid (net of reinvestment of distributions)	(8,697,066)
Increase (decrease) in payable for floating rate notes issued	(6,941,000)
Cash provided (used) by financing activities	(7,485,757)
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 19,428,362
Interest expense on floating rate notes issued	(417,615)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income	$ 26,435,583	$ 25,244,436
Net realized gain (loss)	24,893	1,053,819
Change in net unrealized appreciation (depreciation)	6,066,898	2,743,807
Net increase (decrease) in net assets resulting from operations	32,527,374	29,042,062
Distributions to shareholders from: Net investment income: Class A	(4,884,818)	(3,295,757)
Class B	(79,282)	(113,189)
Class C	(440,259)	(294,936)
Class S	(15,496,399)	(15,260,956)
Institutional Class	(5,456,723)	(6,145,092)
Net realized gains: Class A	(324,068)	(9,877)
Class B	(7,191)	(412)
Class C	(38,673)	(1,073)
Class S	(1,110,302)	(45,372)
Institutional Class	(370,910)	(17,864)
Total distributions	(28,208,625)	(25,184,528)
Fund share transactions: Proceeds from shares sold	282,066,689	158,517,597
Reinvestment of distributions	19,428,362	17,987,723
Cost of shares redeemed	(273,490,869)	(153,153,422)
Redemption fees	16,202	15,483
Net increase (decrease) in net assets from Fund share transactions	28,020,384	23,367,381
Increase (decrease) in net assets	32,339,133	27,224,915
Net assets at beginning of period	660,326,545	633,101,630
Net assets at end of period (including undistributed net investment income of $1,071,094 and $633,640, respectively)	$ 692,665,678	$ 660,326,545

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.26
Income from investment operations: Net investment income	.42	.42	.43	.42	.43
Net realized and unrealized gain (loss)	.12	.06	(.05)	(.32)	.15
Total from investment operations	.54	.48	.38	.10	.58
Less distributions from: Net investment income	(.42)	(.42)	(.43)	(.42)	(.43)
Net realized gains	(.03)	(.00)*	(.01)	(.02)	(.01)
Total distributions	(.45)	(.42)	(.44)	(.44)	(.44)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.15	$ 11.06	$ 11.00	$ 11.06	$ 11.40
Total Return (%)[a]	5.06	4.46[b]	3.41[b]	.90	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	119	80	106	93
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.84	.93	.79	.78	.85
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.84	.93	.79	.78	.85
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.80	.79	.78	.85
Ratio of net investment income (%)	3.84	3.83	3.87	3.80	3.82
Portfolio turnover rate (%)	61	59	45	41	45
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.01	$ 11.07	$ 11.41	$ 11.26
Income from investment operations: Net investment income	.33	.34	.35	.34	.34
Net realized and unrealized gain (loss)	.12	.06	(.06)	(.32)	.16
Total from investment operations	.45	.40	.29	.02	.50
Less distributions from: Net investment income	(.33)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.03)	(.00)*	(.01)	(.02)	(.01)
Total distributions	(.36)	(.34)	(.35)	(.36)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.16	$ 11.07	$ 11.01	$ 11.07	$ 11.41
Total Return (%)[a]	4.22	3.65[b]	2.62[b]	.13[b]	4.54[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	6	8
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.64	1.72	1.58	1.57	1.63
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.64	1.70	1.54	1.55	1.61
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.58	1.57	1.54	1.55	1.61
Ratio of net investment income (%)	3.04	3.06	3.12	3.03	3.06
Portfolio turnover rate (%)	61	59	45	41	45
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.25
Income from investment operations: Net investment income	.34	.34	.35	.34	.34
Net realized and unrealized gain (loss)	.12	.06	(.06)	(.32)	.16
Total from investment operations	.46	.40	.29	.02	.50
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.03)	(.00)*	(.01)	(.02)	(.01)
Total distributions	(.37)	(.34)	(.35)	(.36)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.15	$ 11.06	$ 11.00	$ 11.06	$ 11.40
Total Return (%)[a]	4.27	3.69[b]	2.62[b]	.14[b]	4.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	11	9	11	13
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.61	1.69	1.57	1.55	1.62
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.61	1.68	1.54	1.54	1.62
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.54	1.54	1.62
Ratio of net investment income (%)	3.07	3.08	3.12	3.04	3.05
Portfolio turnover rate (%)	61	59	45	41	45
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.00	$ 11.06	$ 11.41	$ 11.26
Income from investment operations: Net investment income	.44	.44	.46	.45	.46
Net realized and unrealized gain (loss)	.11	.07	(.06)	(.33)	.16
Total from investment operations	.55	.51	.40	.12	.62
Less distributions from: Net investment income	(.44)	(.44)	(.45)	(.45)	(.46)
Net realized gains	(.03)	(.00)*	(.01)	(.02)	(.01)
Total distributions	(.47)	(.44)	(.46)	(.47)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.15	$ 11.07	$ 11.00	$ 11.06	$ 11.41
Total Return (%)	5.16	4.75[a]	3.65[a]	1.06	5.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	397	381	389	398	467
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.65	.75	.57	.55	.59
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.65	.74	.55	.55	.59
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.61	.55	.55	.59
Ratio of net investment income (%)	4.03	4.02	4.11	4.03	4.08
Portfolio turnover rate (%)	61	59	45	41	45
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.00	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.45	.46	.46	.45	.22
Net realized and unrealized gain (loss)	.11	.07	(.06)	(.32)	(.04)
Total from investment operations	.56	.53	.40	.13	.18
Less distributions from: Net investment income	(.45)	(.46)	(.46)	(.45)	(.22)
Net realized gains	(.03)	(.00)***	(.01)	(.02)	—
Total distributions	(.48)	(.46)	(.47)	(.47)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.15	$ 11.07	$ 11.00	$ 11.07	$ 11.41
Total Return (%)	5.27	4.88	3.61	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	147	150	151	191
Ratio of expenses (including interest expense) (%)[b]	.55	.62	.50	.53	.45*
Ratio of expenses (excluding interest expense) (%)	.49	.49	.50	.53	.45*
Ratio of net investment income (%)	4.13	4.14	4.16	4.05	4.38*
Portfolio turnover rate (%)	61	59	45	41	45
[a] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2009 was approximately $22,344,000, with a weighted average interest rate of 1.87%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

In addition, from November 1, 2008 through May 31, 2009, the Fund incurred approximately $1,473,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,124,219
Undistributed ordinary income	$ 379,830
Undistributed net long-term capital gains	$ 424,221
Net unrealized appreciation (depreciation) on investments	$ 25,741,266

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2009	2008
Distributions from tax-exempt income	$ 26,357,481	$ 24,863,748
Distributions from ordinary income	$ —	$ 246,182
Distributions from long-term capital gains	$ 1,851,144	$ 74,598

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund will no longer impose the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at May 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the year ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $429,901,814 and $414,802,758, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2009, the Administration Fee was $662,453, of which $58,395 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2009
Class A	$ 17,922	$ 5,932
Class B	1,716	464
Class C	4,056	1,310
Class S	120,592	41,329
Institutional Class	11,789	2,777
	$ 156,075	$ 51,812

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class B	$ 19,651	$ 1,540
Class C	107,605	13,713
	$ 127,256	$ 15,253

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2009	Annual Effective Rate
Class A	$ 299,009	$ 53,918.23%
Class B	6,603	814.25%
Class C	35,885	7,645.25%
	$ 341,497	$ 62,377

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2009 aggregated $20,029.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2009, the CDSC for Class B and C shares aggregated $7,178 and $7,094, respectively. A deferred sales charge of up to 2.75% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2009, DIDI received $982 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,949, of which $14,491 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2009, the Fund's custodian fee was reduced by $1,183 and $987, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2009		Year Ended May 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,865,556	$ 96,451,301	5,230,052	$ 57,891,058
Class B	138,095	1,494,562	21,486	237,678
Class C	1,208,368	13,173,751	223,141	2,479,568
Class S	11,831,299	128,442,221	4,260,902	47,094,286
Institutional Class	3,905,044	42,504,854	4,587,291	50,815,007
		$ 282,066,689		$ 158,517,597
Shares issued to shareholders in reinvestment of distributions
Class A	240,543	$ 2,624,455	144,637	$ 1,599,791
Class B	3,472	37,783	4,948	54,705
Class C	19,226	209,782	11,315	125,067
Class S	1,032,667	11,245,065	992,469	10,975,093
Institutional Class	487,894	5,311,277	472,971	5,233,067
		$ 19,428,362		$ 17,987,723
Shares redeemed
Class A	(6,176,619)	$ (67,388,465)	(1,877,649)	$ (20,786,498)
Class B	(198,332)	(2,145,272)	(182,624)	(2,019,400)
Class C	(221,326)	(2,406,794)	(110,689)	(1,224,950)
Class S	(11,731,861)	(126,369,093)	(6,165,633)	(68,189,824)
Institutional Class	(6,958,477)	(75,181,245)	(5,496,115)	(60,932,750)
		$ (273,490,869)		$ (153,153,422)
Redemption fees		$ 16,202		$ 15,483
Net increase (decrease)
Class A	2,929,480	$ 31,688,536	3,497,040	$ 38,704,759
Class B	(56,765)	(612,927)	(156,190)	(1,727,014)
Class C	1,006,268	10,977,397	123,767	1,379,685
Class S	1,132,105	13,325,009	(912,262)	(10,111,659)
Institutional Class	(2,565,539)	(27,357,631)	(435,853)	(4,878,390)
		$ 28,020,384		$ 23,367,381

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2009, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.031 per share from net long-term capital gains during its year ended May 31, 2009, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,649,000 as capital gain dividends for its year ended May 31, 2009, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2009, DWS Intermediate Tax/AMT Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$72,875	$0	$0	$0
2008	$70,825	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009